COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2026
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 14 — COMMITMENTS AND CONTINGENCIES

(a)	Capital commitment

At March 31, 2025 and 2026, the Company had no capital commitments.

(b)	Legal proceedings

From time to time, the Company is involved in claims and legal proceedings arising in the ordinary course of business.

Claims initiated by the Company

UTime SZ was awarded a judgment by the People’s Court of Futian District, Shenzhen, Guangdong Province (Civil Judgment No. (2019) Yue 0304 Min Chu 51640) on September 29, 2020 in a sales contract dispute with Dongguan Qinling Electronic Technology Co., Ltd. As of the date of this annual report, the judgment has not been satisfied and no payments have been received. No receivable or contingent asset has been recognized in respect of this matter because recovery remains uncertain.

UTime SZ was also involved in an entrustment agreement dispute with Shenzhen Wanhua Supply Chain Co., Ltd. Following the judgment issued by the People’s Court of Shenzhen Qianhai Cooperation Zone, Guangdong Province (Civil Judgment No. (2023) Yue 0391 Min Chu 762) on March 31, 2023, the Company received the settlement payment. Accordingly, no outstanding exposure exists in respect of this matter.

Claims against the Company

On April 6, 2026, the People’s Court of Jiangnan District, Nanning, Guangxi, issued a first-instance judgment against UTime Guangxi in a lease dispute (Civil Judgment No. (2026) Gui 0105 Min Chu 236), ordering the Company to pay approximately RMB1.08 million, including unpaid rent, occupancy fees, liquidated damages, legal fees and litigation costs. The Company recognized a provision for this matter as of March 31, 2026 because the underlying conditions giving rise to the obligation existed at the reporting date and the subsequent judgment provided additional evidence regarding the measurement of the obligation. The Company is evaluating its next steps with respect to the judgment.

On December 18, 2025, pursuant to the civil judgments under (2025) Gui 01 Min Zhong No. 10743 and (2025) Gui 01 Min Zhong No. 10742, the Company additionally accrued RMB 6.3 million for rental expenses and RMB 0.6 million for penalties and other charges. Except for this matter, there are no other material pending legal proceedings to which the Company is a party.

Based on currently available information, management does not believe that the ultimate resolution of the remaining unresolved legal proceedings, individually or in the aggregate, is reasonably expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows beyond the amounts recognized in the consolidated financial statements. However, litigation is inherently uncertain, and the ultimate outcome of these matters may differ from management’s current assessment.

During the fiscal year ended March 31, 2026, an individual believed to be a former employee who retained access to the Company’s EDGAR filing codes gained unauthorized control of those codes through the EdgarNext system and, without the Company’s authorization, caused two false Form 6-K reports to be filed with the SEC and two fraudulent press releases to be issued, each falsely asserting that the Company’s officers and directors had resigned and been replaced. We confirm that these filings and press releases were not authorized, reviewed, or approved by the Company; that no officer or director resigned; and that the composition of the Company’s board of directors and management remained unchanged. The Company regained access to its EDGAR filing codes following a new Form ID application approved by the SEC on October 9, 2025, retracted the unauthorized filings, and reported the matter to the SEC and the appropriate authorities.

UTIME LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except share data and per share data, or otherwise noted)